Exhibit 99(a)

LETTER OF TRANSMITTAL

LAMAR MEDIA CORP.

Tender of

Any and All Outstanding 3 3/4% Senior Notes due 2028

(CUSIP: 144A: 513075 BQ3; Reg. S: U51260 AN4)

In Exchange For

3 3/4% Senior Notes due 2028

Registered Under the Securities Act of 1933

Any and All Outstanding 4 7/8% Senior Notes due 2029

(CUSIP: 144A: 513075 BU4 ; Reg. S: U51260 AQ7)

In Exchange For

4 7/8% Senior Notes due 2029

Registered Under the Securities Act of 1933

Any and All Outstanding 4% Senior Notes due 2030

(CUSIP: 144A: 513075 BS9; Reg. S: U51260 AP9)

In Exchange For

4% Senior Notes due 2030

Registered Under the Securities Act of 1933

Pursuant to the prospectus dated                     , 2020,

and any amendments or supplements thereto

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2020, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations- Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Tiffany Castor

Tel: 315-414-3034

Fax: 732-667-9408

Email: CT_Reorg_Unit_Inquiries@bnymellon.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal (the “Letter of Transmittal”) should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he, she or it has received the prospectus dated                     , 2020, and any amendments or supplements thereto (the “Prospectus”), of Lamar Media Corp., a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of (i) up to $600,000,000 aggregate principal amount of the Company’s 3 3/4% Senior Notes due 2028, which have been registered under the the Securities Act of 1933, as amended (the “Securities Act”) (the “2028 Exchange Notes”), for up to $600,000,000 aggregate principal amount of the Company’s outstanding 3 3/4% Senior Notes due 2028, which have not been so registered (the “2028 Original Notes”, and together with the 2028 Exchange Notes, the “2028 Notes”), (ii) up to $400,000,000 aggregate principal amount of the Company’s 4 7/8% Senior Notes due 2029, which have been registered under the Securities Act (the “2029 Exchange Notes”), for up to $400,000,000 aggregate principal amount of the Company’s outstanding 4 7/8% Senior Notes due 2029, which have not been so registered (the “2029 Original Notes”, and together with the 2029 Exchange Notes, the “2029 Notes”) and (iii) up to $550,000,000 aggregate principal amount of the Company’s 4% Senior Notes due 2030, which have been registered under the Securities Act (the “2030 Exchange Notes, and together with the 2028 Exchange Notes and the 2029 Exchange Notes, the “Exchange Notes”), for up to $550,000,000 aggregate principal amount of the Company’s outstanding 4% Senior Notes due 2030, which have not been so registered (the “2030 Original Notes”, and together with the 2030 Exchange Notes, the “2030 Notes”). The 2028 Original Notes, the 2029 Original Notes and the 2030 Original Notes shall be referred to herein as the “Original Notes”. Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

Please read this entire letter of transmittal carefully before completing.

This Letter of Transmittal is to be used by a holder of Original Notes if:

•	certificates representing tendered Original Notes are to be forwarded herewith; or

•	a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the exchange agent’s account at the Depository Trust Company (“DTC”) can effect the tender through the Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the exchange agent for its acceptance. DELIVERY OF THE AGENT’S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

In order to complete this Letter of Transmittal properly, a holder of Original Notes must:

•	complete the box entitled, “Description of Original Notes Tendered”;

•	if appropriate, provide the information relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Original Notes in the Exchange Offer”; and

•	complete IRS Form W-9.

Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Original Notes who desire to tender their Original Notes for exchange and whose Original Notes are not immediately available or who cannot deliver their Original Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2 to this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Original Notes must be properly tendered prior to the Expiration Date.

Holders of Original Notes who wish to tender their Original Notes for exchange must complete columns (1) and (2) in the box below entitled “Description of Original Notes Tendered,” and sign the box below entitled “Sign Here To Tender Your Original Notes in the Exchange Offer.” If only those columns are completed, such holder of Original Notes will have tendered for exchange all Original Notes listed in column (2) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (3) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Original Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2020, unless extended by the Company, in its sole discretion.

Only registered holders are entitled to tender their Original Notes for exchange in the Exchange Offer. Any financial institution that is a DTC participant and whose name appears on a security position listing as the record owner of the Original Notes and who wishes to make book-entry delivery of Original Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Original Notes for exchange. Persons who are beneficial owners of Original Notes but are not registered holders and who seek to tender Original Notes should:

•	contact the registered holder of such Original Notes and instruct such registered holder to tender on his, her or its behalf;

•

obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”); or

•

effect a record transfer of such Original Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Original Notes prior to the Expiration Date.

See the section entitled “The Exchange Offer — Procedures for Tendering” in the Prospectus.

The undersigned hereby tenders for exchange the Original Notes described in the box below entitled “Description of Original Notes Tendered” pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank)	(1) Certificate Number(s)*	(2) Aggregate Principal Amount of Original Notes Represented by Certificate(s)	(3) Principal Amount of Original Notes Tendered for Exchange**	(4) Series of Original Notes Tendered for Exchange (2028 Notes, 2029 Notes or 2030 Notes)

Total Principal Amount Tendered:
* Need not be completed if Original Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in column (3), any tendering holder will be deemed to have tendered the entire principal amount represented by the Original Notes indicated in column (2). See Instruction 5. The minimum permitted tender is $2,000 in principal, or face, amount of Original Notes at maturity. All other tenders must be in integral multiples of $1,000.

☐   CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐   CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that guaranteed delivery

☐   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. COMPLETE THE FOLLOWING:

Name

Delivery address:

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS BELOW CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Original Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Original Notes tendered herewith, the undersigned hereby tenders, assigns, transfers and exchanges to the Company all right, title and interest in and to all such Original Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of the Company) with respect to such Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Original Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility.

By tendering, each holder of Original Notes represents that the Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder’s business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not participating in, and does not intend to participate in, a distribution of the Exchange Notes. The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not “affiliates” of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of Exchange Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

If the undersigned is a broker-dealer, it acknowledges that the Commission considers broker-dealers that acquired Original Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Original Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions, the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Original Notes properly tendered hereby. In such event, the tendered Original Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the book-entry account indicated above maintained at DTC, Euroclear or Clearstream. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any portion of any Original Notes not exchanged) to the undersigned at the address(es) shown above in the box entitled “Description of Original Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of Original Notes Tendered.” The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Original Notes from the name of the holder thereof if the Company does not accept for exchange any of the Original Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Original Notes not tendered and/or Exchange Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal, or (ii) Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

ISSUE TO:

Name(s):
(Please Print)

Address:
(Include Zip Code)
(Complete Accompanying IRS Form W-9)

(Taxpayer Identification or Social Security Number)

Credit unexchanged Original Notes delivered by book-entry transfer to the DTC, Euroclear or Clearstream account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if certificates for Original Notes not tendered and/or Exchange Notes are to be sent to someone other than the person(s) shown in the box entitled “Description of Original Notes Tendered” in this Letter of Transmittal.

MAIL TO:

Name(s):
(Please Print)

Address:
(Include Zip Code)
(Complete Accompanying IRS Form W-9)

(Taxpayer Identification or Social Security Number)

SIGN HERE TO TENDER YOUR ORIGINAL NOTES IN THE EXCHANGE OFFER

(The following must be signed by the registered holder(s) of Original Notes exactly as name(s) appear(s) on certificate(s) representing the Original Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.)

Signature(s) of holder(s) of Original Notes:

Dated:

Area Code and Telephone Number:

(If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

(Please Type or Print)

Capacity (Full Title):

Name(s):

Address:
(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security No.:
GUARANTEE OF SIGNATURE(S) (If required — see Instructions 1 and 6)
Authorized Signature:

Name:
(Please Type or Print)
Title:

Name and Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:
IMPORTANT: COMPLETE AND SIGN THE IRS FORM W-9 IN THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if the Original Notes tendered hereby are tendered:

•

by the registered holder(s) of Original Notes thereof (including any participant in DTC, Euroclear or Clearstream whose name appears in a security position listing as the owner of the Original Notes), unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of a firm that is an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. An Eligible Institution is defined as a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent (i.e., the Securities Transfer Agent’s Medallion Program, the Stock Exchange’s Medallion Program and the New York Stock Exchange’s Medallion Signature Program).

Any beneficial owner of Original Notes who is not the registered holder (and is not a Euroclear, Clearstream or DTC Participant), and who seeks to tender Original Notes for exchange should:

•	contact the registered holder(s) of such Original Notes and instruct such registered holder(s) to tender on such beneficial owner’s behalf;

•

obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

•

effect a record transfer of such Original Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Original Notes for exchange prior to the Expiration Date. See Instruction 6.

2. Delivery of this Letter of Transmittal and Certificates for Original Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. A holder of Original Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the exchange agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. The minimum permitted tender is $2,000. Original Notes tendered hereby must be in denominations of principal, or face, amount of $1,000 at maturity and any integral multiple thereof.

This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Original Notes are to be forwarded herewith. All physically delivered Original Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY OR ON BEHALF OF A DTC, EUROCLEAR OR CLEARSTREAM PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, HOLDERS ARE ENCOURAGED TO USE PROPERLY INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. NO LETTER OF TRANSMITTAL OR

ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY, DTC, EUROCLEAR OR CLEARSTREAM. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

The exchange agent will make a request to establish an account with respect to the Original Notes at DTC, Euroclear and Clearstream for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Original Notes by causing DTC to transfer such Original Notes into the exchange agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. Any participant in Euroclear or Clearstream may make book-entry delivery of Original Notes by causing Euroclear or Clearstream to transfer such Original Notes into the exchange agent’s account in accordance with established Euroclear or Clearstream procedures for transfer. However, although delivery of Original Notes may be effected through book-entry transfer at DTC, Euroclear or Clearstream, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder may tender Original Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC, Euroclear or Clearstream to, and received by, the exchange agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the participant tendering the Original Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC, Euroclear or Clearstream participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

Holders of Original Notes held through Euroclear or Clearstream are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream to accept the Exchange Offer and to tender their Original Notes. A computer-generated message must be transmitted to Euroclear or Clearstream in lieu of a Letter of Transmittal, in order to tender the Original Notes in the Exchange Offer.

DELIVERY OF THE AGENT’S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

A holder who desires to tender Original Notes for exchange, but

•	the certificates representing the holder’s Original Notes are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Original Notes or other required documents to reach the exchange agent prior to the Expiration Date; or

•	the procedures for book-entry transfer cannot be completed prior to the Expiration Date;

may tender their Original Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

Pursuant to the guaranteed delivery procedures:

(a) such tender must be made by or through an Eligible Institution, as defined above;

(b) prior to the Expiration Date, the exchange agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery, or otherwise in accordance with DTC procedures) substantially in the form provided by the Company setting forth the name(s) and address(es) of the registered holder(s) of such Original Notes, the certificate number(s) and the principal amount of Original Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed

Letter of Transmittal, or a facsimile thereof, together with certificates representing the Original Notes (or confirmation of book-entry transfer of such Original Notes into the exchange agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

(c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Original Notes in proper form for transfer (or confirmation of book-entry transfer of such Original Notes into the exchange agent’s account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the expiration of the exchange offer.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Original Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Original Notes Tendered” above is inadequate, the certificate numbers and principal amounts of Original Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Original Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal to be effective:

•	the exchange agent must receive a written notice of withdrawal, which may be by telegram, telex, facsimile transmission or letter, at the address set forth above; or

•

for DTC, Euroclear or Clearstream participants, holders must comply with their respective standard operating procedures for electronic tenders and the exchange agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream.

Any notice of withdrawal must:

•	specify the name of the person having tendered the Original Notes to be withdrawn (the “Depositor”);

•	identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes);

•	include a statement that the Depositor is withdrawing his election to have such Original Notes exchanged;

•

be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered or as otherwise described above (including any required signature guarantees);

•	specify the name in which any such Original Notes are to be registered, if different from that of the Depositor; and

•

if the Original Notes have been tendered under the book-entry procedures, specify the name and number of the participant’s account at DTC, Euroclear or Clearstream to be credited, if different from that of the Depositor.

The exchange agent will return the properly withdrawn Original Notes without cost to the holder promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

5. Partial Tenders (Not Applicable To Holders Of Original Notes Who Tender By Book-Entry Transfer). The minimum permitted tender is $2,000. Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal, or face, amount at maturity. If a tender for exchange is to be made with respect to less than the entire principal, or face, amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (3) of the box entitled “Description of Original Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender by a holder, a new certificate, for the remainder of the principal, or face, amount of the Original Notes, will be sent to the holder of Original Notes (unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above) promptly after the expiration or termination of the Exchange Offer.

6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence of their authority to so act satisfactory to the Company, unless waived by the Company, in its sole discretion.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Original Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the registered holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes, the certificates representing such Original Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Original Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Original Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of the issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not accepted for exchange be credited to such account maintained at DTC, Euroclear or Clearstream as such holder may designate.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Original Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Original Notes that are not in proper form or the acceptance of which would, in its sole opinion, be unlawful. The Company also reserves the right to waive, in its sole discretion, any defects or irregularities as to any particular Original Notes. The Company’s interpretations of the form and procedures for tendering Original Notes in the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Original Notes must be cured within such time as the Company determines, unless waived by the Company, in its sole discretion. Tenders of Original Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the exchange agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Original Notes, or will incur any liability to registered holders of Original Notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive, in its sole discretion, any and all conditions to the Exchange Offer as described under “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Original Notes tendered.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Company (as payor) with such Payee’s correct Taxpayer Identification Number (“TIN”) on an IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. Where the Payee is an individual, the Payee’s TIN is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding on all reportable payments made after the exchange. The backup withholding rate is 24%. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, each Payee must provide its correct TIN by completing the “IRS Form W-9” (attached), certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the IRS has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the attached instructions for IRS Form W-9 (the “W-9 Instructions”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the IRS Form W-9, and sign and date the IRS Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee writes “Applied For” on the IRS Form W-9, backup withholding will nevertheless apply to all reportable payments made to such Payee. If the Payee furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such Payee. If, however, the Payee has not provided the Company with its TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding. Note: Writing “Applied For” on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

If Original Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (“Exempt Payees”). To prevent possible erroneous backup withholding, Exempt Payees must still complete the IRS Form W-9, complete the exemptions box on line 4, and sign and date the form. See the W-9 Instructions for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed appropriate Form W-8, which can be obtained from the exchange agent.

12. Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED ORIGINAL NOTES, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type. See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. [    ] Individual/sole proprietor or single-member LLC [    ] C Corporation [    ] S Corporation [    ] Partnership [    ] Trust/estate [    ] Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. [    ] Other (see instructions) 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) See instructions. 6 City, state, and ZIP code 7 List account number(s) here (optional) Requester’s name and address (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number [    ][    ][    ] – [    ][    ] – [    ][    ][    ][    ] or Employer identification number [    ][    ] – [    ][    ][    ][    ][    ][    ][    ] Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. Form 1099-INT (interest earned or paid) Form 1099-DIV (dividends, including those from stocks or mutual funds) Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) Form 1099-S (proceeds from real estate transactions) Form 1099-K (merchant card and third party network transactions) Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) Form 1099-C (canceled debt) Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. Cat. No. 10231X Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2 By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: An individual who is a U.S. citizen or U.S. resident alien; A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; An estate (other than a foreign estate); or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the instructions for Part II for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3 Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3. IF the entity/person on line 1 is a(n) . . . Corporation Individual Sole proprietorship, or Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. LLC treated as a partnership for U.S. federal tax purposes, LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. Partnership Trust/estate THEN check the box for . . . Corporation Individual/sole proprietor or single-member LLC Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation) Partnership Trust/estate Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . Interest and dividend payments Broker transactions Barter exchange transactions and patronage dividends Payments over $600 required to be reported and direct sales over $5,000 1 Payments made in settlement of payment card or third party network transactions THEN the payment is exempt for . . . All exempt payees except for 7 Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Exempt payees 1 through 4 Generally, exempt payees 1 through 5 2 Exempt payees 1 through 4 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: 1. Individual 2. Two or more individuals (joint account) other than an account maintained by an FFI 3. Two or more U.S. persons (joint account maintained by an FFI) 4. Custodial account of a minor (Uniform Gift to Minors Act) 5. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law 6. Sole proprietorship or disregarded entity owned by an individual 7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A)) For this type of account: 8. Disregarded entity not owned by an individual 9. A valid trust, estate, or pension trust 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 11. Association, club, religious, charitable, educational, or other tax-exempt organization 12. Partnership or multi-member LLC 13. A broker or registered nominee Give name and SSN of: The individual The actual owner of the account or, if combined funds, the first individual on the account1 Each holder of the account The minor2 The grantor-trustee1 The actual owner1 The owner3 The grantor* Give name and EIN of: The owner Legal entity4 The corporation The organization The partnership The broker or nominee For this type of account: 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments 15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B)) Give name and EIN of: The public entity The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier. *Note: The grantor also must provide a Form W-9 to trustee of trust. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN, Ensure your employer is protecting your SSN, and Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers. Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 24% of all reportable payments made to me will be withheld.

Signature	Date ,2020